EXHIBIT 99.1




Case Name: Interstate Bakeries
Corporation & All Subsidiaries                                                          Case No:  04-45814-jwv-11


                                       Consolidated Monthly Operating Report Summary
                                       ---------------------------------------------
                                    For The Four Weeks Ended and as of February 5, 2005
                                    ---------------------------------------------------
REVENUE
-------
Gross Income                                                                                       $    258,730,476

Less Cost of Goods Sold                                                                                 123,655,507
              Ingredients, Packaging & Outside Purchasing             $       61,757,466
              Direct & Indirect Labor                                         48,362,773
              Overhead & Production Administration                            13,535,268

Gross Profit                                                                                            135,074,969
                                                                                                   -------------------

OPERATING EXPENSES
------------------
Owner - Draws/Salaries                                                                 -
Selling & Delivery Employee Salaries                                          65,488,233
Advertising and Marketing                                                      1,914,722
Insurance (Property, Casualty, & Medical)                                     14,599,425
Payroll Taxes                                                                  5,190,533
Lease and Rent                                                                 4,548,878
Telephone and Utilities                                                        2,303,163
Corporate Expense (Including Salaries)                                         7,500,000
Other Expenses                                                                30,070,446

Total Operating Expenses                                                                                131,615,400
                                                                                                   -------------------
              EBITDA                                                                                      3,459,569
Restructuring Charges                                                           (849,324)
Reorganization Expenses                                                        4,523,658 (i)
Depreciation and Amortization                                                  6,867,369
Other Income                                                                      (2,199)
Interest Expense                                                               3,148,853
Operating Income (Loss)                                                                                 (10,228,788)
Income Tax Expense (Benefit)                                                  (2,471,386)
                                                                                                   -------------------
Net Income (Loss)                                                                                  $     (7,757,402)
                                                                                                   ===================

CURRENT ASSETS
--------------
              Accounts Receivable at end of period                                                 $    177,247,780
              Increase (Decrease) in Accounts Receivable for period                                       2,342,375
              Inventory at end of period                                                                 69,279,174
              Increase (Decrease) in Inventory for period                                                (2,977,390)
              Cash at end of period                                                                      96,277,992
              Increase (Decrease) in Cash for period                                                      6,182,184

LIABILITIES
-----------
              Increase (Decrease) Liabilities Not Subject to Compromise                                   5,210,625
              Increase (Decrease) Liabilities  Subject to Compromise                                      1,551,860
              Taxes payable:
                   Federal Payroll Taxes                                $     11,916,503
                   State/Local Payroll Taxes                                   5,395,006
                   State Sales Taxes                                             705,792
                   Real Estate and
                       Personal Property Taxes                                11,858,497
                  Other (see attached supplemental schedule)                   6,605,276
                   Total Taxes Payable                                                                   36,481,075

See attached supplemental schedule for footnoted information.


IBC
Other Taxes Payable - Supplemental Schedule for period ended
February 5, 2005



                     Description                            Amount
                     -----------                            ------

    Use Tax                                       $                2,625,830
    Accr. Franchise Tax                                            1,900,044
    Other Taxes                               s
                                                                   2,079,402

    Total Other Taxes Payable                     $                6,605,276
                                                  ===========================


 --------------------------------------------------------------------------
|   (i) Reorganization expenses for the period include a non-cash charge    |
|   related to lease rejection of $207,000, asset impairments of $265,000,  |
|   Reduction in Force accrual of $1,068,000, and professional fees         |
|   incurred of approximately $2,938,000.                                   |
 --------------------------------------------------------------------------

           EXPLANATORY NOTES TO THE INTERSTATE BAKERIES CORPORATION
                     CONSOLIDATED MONTHLY OPERATING REPORT
                         DATED AS OF FEBRUARY 5, 2005


1. This consolidated Monthly Operating Report (MOR), reflecting results for the four-week period ended February 5, 2005 and balances of and period changes in certain of the Company's accounts as of February 5, 2005, is preliminary, unaudited and subject to material change prior to the filing of the Company's fiscal 2004 Annual Report on Form 10-K and the fiscal 2005 quarterly Form 10-Qs with the Securities and Exchange Commission
              (SEC). This MOR is being provided to the Bankruptcy Court and the U.S. Trustee pursuant to requirements under Local Rule 2015-2 C.

2. This MOR is not audited and will not be subject to audit or review by our external auditors on a stand-alone basis at any time in the future. This MOR does not reflect certain normal quarterly adjustments that are generally recorded upon review of major accounts prior to the end of each quarterly SEC filing period. These adjustments may relate to other or all reporting periods within the quarter.

3. This MOR is not prepared in accordance with accounting principles generally accepted in the United States of America
              (GAAP) with regard to the following items (which list is not purported to be inclusive of every reason for non-GAAP compliance of this report):

a. The Company has not completed the process of reconciling and identifying its pre and post-petition liabilities and those liabilities that will be subject to compromise. As such, liabilities classified as subject to compromise may change materially in future reports.

b. This MOR does not reflect non-cash asset valuation charges that may be required under GAAP due to financial circumstances leading to our bankruptcy filing on September 22, 2004. We anticipate material impairment to our goodwill and we may also be required to reflect significant impairment charges related to our intangibles, namely trademarks and trade names, as well as to our income tax assets, property, plant and equipment and other operating assets.

c. This MOR does not include certain financial statements and explanatory footnotes, including disclosures required under GAAP.

d. This MOR is presented in a format providing information required under local rule and incorporating measurements used for internal operating purposes, rather than a GAAP-based SEC reporting format.

e. Certain items presented in this MOR are under research and may be accounted for differently in future monthly reports including the classification of certain items as restructuring charges vs. reorganization costs. As a result, comparability of such future reports to this report may not be possible. In addition, as described above, the MOR does not reflect normal quarterly adjustments.